UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): May 28, 2004

                          APAC CUSTOMER SERVICES, INC.
             (Exact name of registrant as specified in its charter)

          Illinois                       0-26786                36-2777140
(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)         Identification No.)

Six Parkway North, Deerfield, Illinois                              60015
--------------------------------------                              -----
(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code: (847) 374-4980

_____________________________________________________________________________

Item 9. Regulation FD Disclosure.

On May 28, 2004, the Registrant issued a press release regarding the resignation of Paul J. Liska from the Board of Directors. A copy of this press release is attached hereto as Exhibit 99.1.

Such information, including the exhibit hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference into any filings made under the Securities Act of 1933, except as expressly set forth by specific reference in any such filing.




                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              APAC Customer Services, Inc.
                                              (Registrant)

                                              By:  /s/ Marc T. Tanenberg
                                                  ----------------------------
Date:  May 28, 2004                                Marc T. Tanenberg
                                                   Senior Vice President and
                                                   Chief Financial Officer


_____________________________________________________________________________


                                 EXHIBIT INDEX


 Exhibit Number                          Description
________________   __________________________________________________________


      99.1 Press Release issued by APAC Customer Services, Inc. on May 28, 2004 regarding the resignation of Paul J. Liska from the Board of Directors.